UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2009

Date of reporting period:  February 28, 2009

Item 1. Reports to Stockholders.

Semi-Annual Report

Akros Absolute Return Fund

(AARFX)

February 28, 2009

Investment Advisor

Akros Capital, LLC
230 Park Avenue, Suite 453
New York, NY 10169

Telephone: 877-257-6748 (877-AKROS 4 U)

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	7
INVESTMENT HIGHLIGHTS	8
SCHEDULE OF INVESTMENTS	10
SCHEDULE OF OPTIONS WRITTEN	14
STATEMENT OF ASSETS AND LIABILITIES	15
STATEMENT OF OPERATIONS	16
STATEMENTS OF CHANGES IN NET ASSETS	17
FINANCIAL HIGHLIGHTS	18
NOTES TO FINANCIAL STATEMENTS	19
ADDITIONAL INFORMATION	26

Akros Absolute Return Fund
Letter to Shareholders as of February 28, 2009

Dear Shareholders:

We’re pleased to present this Semi-Annual Report for the Akros Absolute Return Fund.

Investment Objective and Principal Investment Strategies

The Akros Absolute Return Fund (AARFX) began on September 30, 2005.  The Fund’s investment objective is long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions.  Absolute-return strategies seek positive returns regardless of market conditions.  The Akros Absolute Return Fund invests in securities that offer strategic opportunities to employ absolute-return strategies utilizing a variety of publicly and non-publicly traded securities, including companies of any size.  The Fund has the flexibility to invest in a range of asset classes and security types.  In addition to taking long positions in securities judged to be undervalued, the Fund also takes short positions in securities judged to be overvalued.  Long positions benefit from a rise in the underlying security and short positions benefit from a fall in the underlying security, and vice versa.

Total Returns Through February 28, 2009

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 877-257-6748 (877-AKROS 4 U).  The Fund imposes a redemption fee of 1.00% on shares held for less than 60 days.  The performance data quoted does not reflect the redemption fee.  If reflected, total return would be reduced.

The Akros Absolute Return Fund’s Net Expense Ratio is 1.99%.  The Gross Expense Ratio, as stated in the December 29, 2008 Prospectus, is 8.98%.*

For the period from inception on September 30, 2005 through February 28, 2009, the Akros Absolute Return Fund’s average annual total return was -0.88%.  Over the same time period, average annual total returns were -12.13% for the S&P 500 Index, 3.58% for the Citigroup 3-Month U.S. Treasury Bill Index, -5.50% for the Lipper Flexible Portfolio Funds Average, and -6.79% for the Lipper Long/Short Equity Funds Average.

In general, stocks fell dramatically for the 12 months ending February 28, 2009, while the Akros Absolute Return Fund held up relatively well during this difficult market environment.  For these 12 months, the Fund was down only 8.76%.  Over the same time period, the S&P 500 Index was down 43.32%, the Citigroup 3-Month U.S. Treasury Bill Index was up 1.31%, the Lipper Flexible Portfolio Funds Average was down 28.49%, and the Lipper Long/Short Equity Funds Average was down 34.42%.

The situation was similar for the six months ending February 28, 2009, when the Akros Absolute Return Fund was down only 10.64%.  Over the same time period, the S&P 500 Index was down 41.82%, the Citigroup 3-Month U.S. Treasury Bill Index was up 0.42%, the Lipper Flexible Portfolio Funds Average was down 25.97%, and the Lipper Long/Short Equity Funds Average was down 33.92%.

All of these figures represent total returns (i.e., with dividends reinvested), and only the since-inception figures are annualized.

*
The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses for the Fund (exclusive of dividends on short positions and acquired fund fees and expenses) do not exceed 1.99% of the Fund’s average net assets through August 31, 2009 and indefinitely thereafter.

Commentary on Recent Conditions

A decade of stock gains disappeared during the past year, with the bulk of the decline occurring in just the past six months as the economy crumbled and markets crashed around the world.  The very foundation of the entire financial system wavered on the brink of collapse.

The chaos went far beyond the equity markets as there was a freeze in credit available for lending, creating a panic rush for safety not seen since the 1930s.  The panic was so intense that for a short period Treasury bills actually had a negative yield, meaning that investors were willing to take slightly less money back from their T-bill investments for the privilege of knowing exactly how much they were going to lose.

We kept the Akros Absolute Return Fund in a defensive position for most of the past year, which allowed the Fund to perform significantly better than the majority of its benchmarks for all of the standard reporting periods through February 28, 2009.  And when the March 2009 issue of Kiplinger’s Personal Finance magazine looked at how 16 funds that use hedging techniques fared versus the S&P 500 Index in 2008, the Akros Absolute Return Fund’s performance was highlighted based on its total return.  We began increasing the risk of the Fund in late September of 2008, which proved to be somewhat early.  Even so, the Fund held up well and we’re now in a good position to potentially capitalize on the opportunities that we believe should arise.  It’s impossible for anyone to consistently time the market, which is why we scale in and out of positions when the probabilities sway to one side or the other based on sentiment, monetary conditions, fundamentals and technical factors.  Although our macroeconomic viewpoint plays a very important role in portfolio construction, our investment process is driven by fundamental analysis of individual securities, industries and asset classes.  Quite simply, we’re value-conscious investors, which means that we select companies selling at cheap prices relative to the present value of the free cash flow expected to be generated by the companies over their lifetimes.  And we believe there are far more good opportunities to choose from today than at any time in the past several years.  The most recent decade through December 31, 2008 was one of the worst 10-year periods for equity returns in the history of the United States.  In fact, during this entire decade the S&P 500 actually lost ground.  Looking at every 10-year rolling period since 1940 (1940 to 1949, 1941 to 1950, 1942 to 1951, etc.) stocks only lost money in five out of the 59 periods of time.  We believe that over the next 10 years, well-selected equities will likely perform much better than bonds or cash.

Market and Economic Overview

Although it’s unclear whether or not we’ve seen the eventual low of this bear market, we do believe the market is in a bottoming process that could lead to a significant rally in stocks during 2009.  If we take a look at what has happened during Japan’s secular deflationary bear market beginning in 1989, we can see some reasons why we need to stay alert for potential investment opportunities in the U.S. equity market.  About 10 years ago in Japan, the Nikkei-225 Stock Average broke the low it had established back in 1992 and then began a 62% rally in 1999, despite what proved to be an ongoing secular bear market.  Regarding the performance of U.S. stocks in 2008, the S&P 500 broke the low it had established in 2002, 10 years after the Japanese low.  Is the U.S. now going to have a significant rally 10 years after Japan had its significant rally?  Time will tell.  Another worthwhile period to analyze is the Panic of 1907 in the U.S., and what happened in 1908.  The U.S. equity market was down 38% in the bear market of 1907, very similar to the shellacking the S&P 500 took in 2008.  Then in 1908, the market rebounded 47%.  Similar performance could certainly be possible in 2009.

With the Federal Reserve committed to looser monetary conditions, we expect interest rates, especially short-term rates, to remain low for an extended period of time.  Three-month T-bill rates remained near 0% from May 1931 until June 1947, so there’s precedent for extended periods of near 0% interest rates on the short end of the yield curve.  Besides very low interest rates, other reasons why the bulls may get their way include the decrease in volatility (as measured by the VIX index) after unprecedented volatility during late 2008/early 2009.  Whenever volatility decreases sharply from elevated levels, which it has as of this writing, conditions tend to be bullish.  Another positive sign is that insiders have been very active in buying stock in their own companies.  Insiders tend to be somewhat early, but historically they’ve been relatively astute in the vicinity of tops and bottoms.  An additional bullish condition is that an enormous amount of cash has poured into money-market funds and bank deposits (which are yielding next to nothing) from shell-shocked investors.  The Leuthold Group estimates that there’s $8.85 trillion in such investments, which is equal to 74% of the total market valuation of U.S. companies and is the highest percentage since 1990.  If the clouds do lift at some point during 2009, it’s hard to believe that people would leave over $8.85 trillion sitting in money-market funds and bank deposits yielding close to 0%.  And finally, we have to consider the growth in the monetary base.  The six-month rate of change in the monetary base is up 188% on a four-week moving-average basis, which in our view is absolutely incredible.  And that’s prior to President Obama’s trillion-dollar stimulus package (a trillion is 1,000 times one billion).  We’re mindful of the old saying, “Don’t fight the Fed.”  And the Fed has declared war on deflation, so at some point we’re apt to see the economy stagger to its feet, even if it doesn’t stay up for a prolonged period of time.  But on a longer-term basis, the seeds of inflation are being sown, which will likely create additional investment challenges down the road.

Current Outlook and Strategy

Before discussing some specific examples of how the Akros Absolute Return Fund is positioned, it’s important to note that despite seeing light at the end of the tunnel, we currently remain in a relatively defensive position in case the stock market breaks to new lows in the first half of 2009.  The economic news and the earnings reports that will be coming out over the next few months are apt to be horrendous, and we’re not convinced the equity markets have fully discounted the ugliness.  One of the Fund’s goals is to limit drawdowns (the percentage drops in the Fund from its highs to lows), even during terrible market conditions such as we experienced in 2008 and early 2009.  The Fund has a large cash position, so we can buy what we feel are bargain-priced securities if the equity markets decline further.  On the other hand, if the low has already been seen, we believe the Fund is very well positioned to participate in a meaningful way on the upside, and we can quickly adjust the Fund’s allocation to equities after we see further confirmation that a bottom has indeed been put in place.  We’d rather err on the side of caution in this type of environment.

The panic selling and deleveraging of margin accounts that occurred in late 2008/early 2009 created unprecedented volatility and was very unnerving, but this situation also created potential investment opportunities.  During the last several months, we accumulated nearly a 5% position in a structured note backed by Bank of America that matures on June 9, 2009.  We also accumulated positions in three special-purpose acquisition companies (SPACs), and all the assets in these particular SPACs are invested in a trust that’s 100% allocated to Treasury bills.  These SPACs are expected to be liquidated within the next 10 months.  On any stock-price weakness, we intend to at least double the size of the Fund’s position in SPACs that are invested in Treasury bills.  Prices have quickly moved up on most SPACs in recent weeks.  But we still plan to invest additional capital in SPACs if we can buy them at prices that we believe are reasonable.

For those who aren’t familiar with the term, a special-purpose acquisition company (SPAC) is a shell organization that uses money raised in an initial public offering (IPO) to buy an operating business.  That business then becomes publicly traded through the SPAC once shareholders approve the deal.  After an IPO, a SPAC typically has two years to make an acquisition, or it has to return the money, less management fees and expenses, to shareholders.  Since the last boom year for SPAC IPOs was 2007, most of these companies have to seal a deal within the next year.  The money raised from the SPAC’s IPO goes into a trust account that’s invested in short-term securities.  If 70% of the shareholders don’t approve the acquisition of an operating company within the allotted two-year period, the IPO money, less fees and expenses, gets returned to shareholders.  We’ve identified a handful of these SPACs that are invested only in Treasury bills and need to approve a deal within the next year.  Otherwise, the money in the trust account must be returned to shareholders.  Hedge funds that were over-leveraged in 2008 had to sell to meet margin calls and redemption requests, which created an opportunity to buy these SPACs at a discount to the total value of the assets.  The main risk we have is that 70% of the shareholders approve a deal if it comes along and the deal proves to be a dud.  But in this environment, our opinion is that a potential deal would have to be very attractive in order to get 70% approval.  We believe most of the shareholders who’ve bought into these SPACs are like us, investors seeking a potentially attractive return over a short time, so very few of the recent deals have been approved by shareholders.  And we expect conditions to stay the same throughout 2009.

As already discussed, the Federal Reserve is fostering extremely low short-term interest rates.  And even the long-term 30-year Treasury bond’s yield dropped to about 2.5% recently.  This interest-rate environment should create opportunities in various types of yield-oriented securities such as investment-grade corporate bonds, master limited partnerships (MLPs) and dividend-paying stocks with clean balance sheets.  Some higher-yielding stocks and MLPs are particularly interesting to us, especially since they receive very favorable tax treatment under the current tax code.  Dividends from common stocks and some preferred stocks are taxed at a very low rate of only 15% at the federal level.  In MLPs, we’re finding some interesting opportunities in the energy storage and pipeline area.  High-quality, investment-grade corporate bonds also look particularly attractive relative to the overall equity market.  In addition, we believe general-obligation municipal bonds from fiscally sound municipalities are very compelling relative to Treasuries.  It’s our belief that if investors are willing to step out a bit on the risk spectrum, they could be well-rewarded.  Valuations have improved dramatically, but volatility is apt to continue for an extended period due to the debt bubble that developed over the last 20 years.  This means investors either must be willing to calmly sit through periods of scary drops in prices, or they must be capable of trading aggressively to potentially maximize the opportunities at hand.  Our strategy in 2009 will be to actively trade many of the Fund’s holdings, even those that we like on a long-term basis.  In recent months, we’ve seen incredible dislocations in the prices of securities because many investors have become gripped by fear.  To the extent that this continues, an active trading strategy – with an emphasis on price targets rather than emotions – should be effective.

We believe the systemic risks in the global financial system are as significant as they’ve ever been since the Great Depression.  Keeping this in mind, investors need to be cautious by sticking with solid companies that have good balance sheets, have competitive positions in their markets, and sell at reasonable valuations.  Based on the sentiment and valuation measures that we follow, it’s likely that tradable stock-market rallies could occur in 2009.  And for long-term equity investors, we believe there are opportunities in selective stocks that should be much more rewarding than Treasury securities over the next 10 years.  It’s our job to find these stocks, and we’re optimistic regarding our prospects for success.

As always, we’d like to thank you for your ongoing investment in the Akros Absolute Return Fund and for the confidence you’ve placed in us.

Sincerely,

Brady T. Lipp
Portfolio Manager

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The Prospectus contains this and other important information about the Fund, and it may be obtained by calling 877-257-6748 (877-AKROS 4 U).  Read it carefully before investing.

Please see the Schedule of Investments and the Schedule of Options Written on pages 10–14 for a complete list of holdings.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Current and future fund holdings are subject to risk.

Please refer to the Prospectus for special risks associated with investing in the Akros Absolute Return Fund, including, but not limited to, risks involved with short selling, futures contracts and options, restricted securities, foreign securities, debt securities and investments in smaller companies.

Please refer to page 9 for benchmark index descriptions.

Free cash flow is a calculation used to determine the value of a company, which measures how much cash is available to pay equity shareholders.

VIX is an index designed to track market volatility and investor sentiment.  The Nikkei-225 Stock Average is a price weighted average of the 225 top Japanese companies listed on the Tokyo Stock Exchange.  You cannot invest directly in an index.

(4/09)

Akros Absolute Return Fund
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/08 - 2/28/09).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within 60 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Akros Absolute Return Fund
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	September 1, 2008-
	September 1, 2008	February 28, 2009	February 28, 2009*
Actual**	$1,000.00	$ 893.60	$9.34
Hypothetical (5% return before expenses)***	$1,000.00	$1,014.93	$9.94
________
*	Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.
**	Including shorts, your actual cost of investing in the Fund would be $9.72.
***	Including shorts, your hypothetical cost of investing in the Fund would be $10.34.

Akros Absolute Return Fund
Investment Highlights
(Unaudited)

The investment objective of the Fund is long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions. To achieve its objective, the Advisor will utilize both quantitative and qualitative techniques. The Fund’s sector breakdown at February 28, 2009 is shown below. Sector allocations are subject to change.

Sector Breakdown
% of Net Assets

	Long	Short	Options
Public Equities
Financials	16.45%
Energy	9.87%
Information Technology	5.75%
Health Care	4.20%
Consumer Discretionary	1.85%
Consumer Staples	1.40%
Materials	1.25%
Industrials	1.18%
Telecommunication Services	0.21%
Total Public Equities	42.16%

Private Placements	12.28%
Options Written (sold)			-0.02%
Investment Companies	2.96%
Structured Notes	2.26%
Warrants	0.20%
Corporate Bonds	1.46%
Short-Term Investments	38.76%
Liabilities in Excess of Other Assets	-0.08%

Average Annual Returns as of February 28, 2009

					Lipper
				Lipper	Long/
	Akros		Citigroup	Flexible	Short
	Absolute		3-Month	Portfolio	Equity
	Return	S&P	U.S. Treasury	Funds	Funds
	Fund	500 Index	Bill Index	Average	Average
One Year	(8.76)%	(43.32)%	1.31%	(28.49)%	(34.42)%
Three Year	(1.41)%	(15.09)%	3.54%	(7.62)%	(9.78)%
Average Annual Since Inception (9/30/05)	(0.88)%	(12.13)%	3.58%	(5.50)%	(6.79)%

Performance data quoted in the table above and the line graph below represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-257-6748 (877-AKROS 4 U). The Fund imposes a 1% redemption fee on shares held less than 60 days. Performance shown does not reflect the redemption fee. Had the fee been shown, performance would be lower.

Continued

Akros Absolute Return Fund
Investment Highlights (Continued)
(Unaudited)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown on the table assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart below illustrates performance of a hypothetical investment made in the Fund and benchmark indices on inception date. The chart does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index that measures the performance of U.S. Treasury Bills with a maturity of three months and excludes commercial paper that may be purchased by accounts invested in this strategy.

The Lipper Flexible Portfolio Funds Average represents the average total returns of all of the funds that as of the end of the period were in the indicated category, as defined by Lipper, Inc.

The Lipper Long/Short Equity Funds Average represents the average total returns of all of the funds that as of the end of the period were in the indicated category, as defined by Lipper, Inc.

You cannot invest directly in an index.

Growth of $10,000 Investment

* Inception Date

Akros Absolute Return Fund
Schedule of Investments
February 28, 2009
(Unaudited)

	Shares	Value
COMMON STOCKS 41.26%
Biotechnology 2.13%
Geron Corp.(a)	2,000	$9,200
InterMune, Inc.(a)	3,000	45,150
		54,350
Capital Markets 0.85%
Credit Suisse Group—ADR	900	21,744
Jesup & Lamont, Inc.(a)	50	29
		21,773
Chemicals 0.17%
The Dow Chemical Co.	600	4,296
Commercial Banks 1.78%
HF Financial Corp.	4,300	44,505
Newbridge Bancorp.	573	750
		45,255
Communications Equipment 1.30%
Communications Systems, Inc.	4,400	33,176
Computers & Peripherals 0.66%
Datalink Corp.(a)	6,000	16,680
Energy Equipment & Services 3.33%
Noble Corp.(c)	600	14,754
Patterson-UTI Energy, Inc.	4,700	40,373
Transocean Ltd.(a)(c)	500	29,885
		85,012
Diversified Financial Services 7.13%
Alternative Asset Management Acquisition Corp.(a)	3,000	28,650
Atlas Acquisition Holdings Corp.(a)	3,000	28,170
Hicks Acquisition Co I, Inc.(a)	9,000	84,420
North Shore Acquisition Corp.(a)	1,500	11,100
Victory Acquisition Corp.(a)	3,000	29,520
		181,860
Food Products 0.30%
Fresh Del Monte Produce, Inc.(a)(c)	400	7,512
Gas Utilities 0.34%
Questar Corp.	300	8,649
Health Care Providers & Services 0.92%
Health Fitness Corp.(a)	1,450	2,392
Lincare Holdings, Inc.(a)	1,000	21,070
		23,462
Health Care Technology 0.96%
Vital Images, Inc.(a)	2,500	24,475
Hotels, Restaurants & Leisure 1.02%
Canterbury Park Holding Corp.	2,100	14,070
Life Time Fitness, Inc.(a)	1,400	11,984
		26,054

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund
Schedule of Investments (Continued)
February 28, 2009
(Unaudited)

	Shares	Value
Insurance 4.38%
American Safety Insurance Holdings, Ltd.(a)(c)	5,500	$56,485
MBIA, Inc.	1,700	4,658
The Travelers Companies, Inc.	1,400	50,610
		111,753
Internet Software & Services 0.57%
Yahoo!, Inc.(a)	1,100	14,553
Machinery 1.18%
Columbus McKinnon Corp.(a)	2,000	17,540
Pentair, Inc.	600	12,522
		30,062
Media 0.82%
Navarre Corp.(a)	17,100	6,669
Time Warner Inc.	1,000	7,630
The Walt Disney Co.	400	6,708
		21,007
Metals & Mining 1.08%
Companhia Vale do Rio Doce—ADR	700	9,023
Shiner International, Inc.(a)	15,000	11,175
Olympic Steel, Inc.	600	7,428
		27,626
Oil, Gas & Consumable Fuels 6.20%
China Direct, Inc.(a)	6,000	6,540
Cimarex Energy Co.	1,000	19,650
ConocoPhillips	300	11,205
Delta Petroleum Corp.(a)	2,000	4,120
Devon Energy Corp.	600	26,202
Energy Partners, Ltd.(a)	2,000	540
Hugoton Royalty Trust	3,000	29,790
New Generation Biofuels Holdings, Inc.(a)	3,000	2,370
Nexen, Inc.(c)	600	8,250
Northern Oil & Gas Inc.(a)	3,000	7,920
SandRidge Energy, Inc.(a)	2,400	16,224
TEPPCO Partners, L.P.	600	13,656
Valero Energy Corp.	600	11,628
		158,095
Pharmaceuticals 0.19%
Pfizer, Inc.	400	4,924
Semiconductor & Semiconductor Equipment 0.90%
Xilinx, Inc.	1,300	22,984
Software 2.32%
Microsoft Corp.	1,400	22,610
Ness Technologies Inc.(a)	7,200	21,096
NYFIX, Inc.(a)	17,281	15,553
		59,259

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund
Schedule of Investments (Continued)
February 28, 2009
(Unaudited)

	Shares	Value
Thrifts & Mortgage Finance 1.41%
First Bancorp of Indiana, Inc.	1,259	$9,222
Wells Financial Corp.	1,500	26,813
		36,035
Tobacco 1.11%
Star Scientific, Inc.(a)	9,800	28,322
Wireless Telecommunication Services 0.21%
Vimpel-Communications—ADR	1,000	5,240
TOTAL COMMON STOCKS (Cost $1,460,188)		1,052,414
PRIVATE PLACEMENTS 12.28%
Advanced Equities Investment I, LLC (Force 10 Networks)(a)(d)(e) (Note 2)	46,253	50,000
Advanced Equities Investment XXXII, LLC
(RMI Corporation)(a)(d)(e) (Note 2)	40,000	75,160
Advanced Equities Triangle Acquisition I, LLC (Motricity Inc.)(a)(d)(e) (Note 2)	44,084	45,000
Bauer Private Equity Fund III, LLC (Alien Technology)(a)(d)(e) (Note 2)	46,623	25,363
Bauer Private Equity Fund IV, LLC (Alien Technology)(a)(d)(e) (Note 2)	10,318	5,613
Bauer Private Equity Fund V, LLC (Alien Technology)(a)(d)(e) (Note 2)	10,000	10,000
FibroGen, Inc.(a)(d)(e) (Note 2)	15,000	97,500
TableMAX Holdings, LLC(a)(d)(e) (Note 2)	13,911	4,755
TOTAL PRIVATE PLACEMENTS (Cost $366,162)		313,391
INVESTMENT COMPANIES 2.96%
ProShares UltraShort MidCap400	1,000	75,550
TOTAL INVESTMENT COMPANIES (Cost $58,415)		75,550
STRUCTURED NOTES 2.26%
Merrill Lynch & Co Inc. Nikkei 225 IDX09(a)	6,000	57,600
TOTAL STRUCTURED NOTES (Cost $55,280)		57,600
CONVERTIBLE PREFERRED STOCKS 0.90%
Wells Fargo & Company	50	23,000
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $30,160)		23,000
WARRANTS 0.20%
Alien Technology Warrants(d)(e)	2,579	227
Expiration: August 2013, Exercise Price: $1.00
(Acquired 10/25/06, Cost $0)
Alien Technology Warrants 2(d)(e)	5,000	4,952
Expiration: August 2013, Exercise Price: $0.01
(Acquired 7/7/08, Cost $0)
TableMAX Holdings Warrants(d)(e)	6,956	9
Expiration: July 2011, Exercise Price: $2.50
(Acquired 9/15/08, Cost $0)
TOTAL WARRANTS (Cost $0)		5,188

	Principal
	Amount
CORPORATE BONDS 1.46%
International Lease Financial Corp.
5.125%, 11/01/2010	$30,000	22,407
Developers Diversified Realty Co.
5.250%, 04/15/2011	30,000	14,771
TOTAL CORPORATE BONDS (Cost $43,221)		37,178

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund
Schedule of Investments (Continued)
February 28, 2009
(Unaudited)

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS 38.76%
AIM Government TaxAdvantage Portfolio 0.550%(b)	$988,802	$988,802
TOTAL SHORT-TERM INVESTMENTS (Cost $988,802)		988,802
Total Investments (Cost $3,002,228) 100.08%		2,553,123
Liabilities in Excess of Other Assets (0.08)%		(2,094)
TOTAL NET ASSETS 100.00%		$2,551,029
________

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non Income Producing
(b)	Variable rate security; the rate shown represents the rate as of February 28, 2009.
(c)	Foreign security.
(d)	Security fair valued in accordance with procedures approved by the Board of Trustees
(e)
Restricted security—The Advisor has determined these securities to be illiquid. The total value of illiquid securities at February 28, 2009 was $318,579, comprising 12.48% of net assets, while the remainder of the Fund’s net assets (87.52%) were liquid.

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund
Schedule of Options Written
February 28, 2009
(Unaudited)
	Contracts	Value
CALL OPTIONS WRITTEN
Life Time Fitness, Inc.
Expiration: March 2009, Exercise Price: $17.50	10	$75
Companhia Vale do Rio Doce - ADR
Expiration: March 2009, Exercise Price: $15.00	7	238
Questar Corp.
Expiration: March 2009, Exercise Price: $40.00	3	15
The Travelers Companies, Inc.
Expiration: March 2009, Exercise Price: $45.00	3	42
Time Warner Inc.
Expiration: March 2009, Exercise Price: $10.00	10	25
Olympic Steel, Inc.
Expiration: March 2009, Exercise Price: $20.00	3	30
TOTAL OPTIONS WRITTEN (Premiums received $4,230)		$425

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Statement of Assets and Liabilities

February 28, 2009
(Unaudited)
Assets
Investments, at value (cost $3,002,228)	$2,553,123
Receivable for investments sold	24,498
Cash	14,985
Deposits for short sales at broker	48,762
Receivable from broker for premium on options written	4,230
Dividends and interest receivable	4,487
Receivable from Advisor	14,504
Other assets	7,466
Total Assets	2,672,055
Liabilities
Options written, at value (premiums received $4,230)	425
Payable for investments purchased	98,389
Payable to affiliates	11,858
Payable for distribution fees	954
Payable for shareholder servicing fees	235
Accrued expenses	9,165
Total Liabilities	121,026
Net Assets	$2,551,029
Net assets consist of:
Paid-in capital	$2,979,368
Accumulated net investment loss	(1,886)
Undistributed net realized gain	18,847
Net unrealized appreciation (depreciation) on:
Investments	(449,105)
Option contracts	3,805
Net Assets	$2,551,029
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	305,662
Net asset value, redemption price and offering price per share	$8.35

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Statement of Operations

For the Six Months Ended February 28, 2009
(Unaudited)
Investment Income
Dividend income(1)	$16,358
Interest income	6,456
Total Investment Income	22,814
Expenses
Administration fees	16,017
Fund accounting fees	14,674
Audit and tax fees	14,252
Transfer agent fees and expenses	12,923
Advisory fees	12,571
Legal fees	8,173
Custody fees	5,964
Reports to shareholders	4,358
Federal and state registration fees	3,190
Distribution fees	3,143
Chief Compliance Officer expenses	2,525
Shareholder servicing fees	1,257
Dividends on short positions	1,070
Trustees’ fees and related expenses	796
Other expenses	552
Total Expenses Before Waiver	101,465
Less waivers and reimbursement by Advisor	(75,379)
Net Expenses	26,086
Net Investment Loss	(3,272)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(106,658)
Purchased options	927
Short transactions	58,620
Foreign currency	2
Option contracts expired or closed	46,469
Futures contracts closed	46,228
Change in net unrealized appreciation/depreciation on:
Investments	(353,943)
Short transactions	10,807
Option contracts	3,920
Net Realized and Unrealized Loss on Investments	(293,628)
Net Decrease in Net Assets from Operations	$(296,900)
________

(1)	Net of $120 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2009	Year Ended
	(Unaudited)	August 31, 2008
From Operations
Net investment income (loss)	$(3,272)	$20,494
Net realized gain (loss) on:
Investments	(106,658)	(62,185)
Purchased options	927	—
Short transactions	58,620	359
Foreign currency	2	—
Option contracts expired or closed	46,469	15,215
Futures contracts closed	46,228	114,696
Change in net unrealized appreciation/depreciation on:
Investments	(353,943)	95,458
Short transactions	10,807	26,743
Option contracts	3,920	(5,160)
Futures contracts	—	(16,038)
Net increase (decrease) in net assets from operations	(296,900)	189,583
From Distributions
Net investment income	(20,672)	(41,385)
Net realized gain on investments	(63,432)	(81,777)
Net decrease in net assets resulting from distributions paid	(84,104)	(123,162)
From Capital Share Transactions
Proceeds from shares sold	137,650	249,410
Net asset value of shares issued in
reinvestment of distributions to shareholders	60,927	90,052
Payments for shares redeemed	—	(34,714)
Net increase in net assets from capital share transactions	198,577	304,748
Total Increase (Decrease) in Net Assets	(182,427)	371,169

Net Assets:
Beginning of period	2,733,456	2,362,287
End of period	$2,551,029	$2,733,456
Undistributed Net Investment Income (Loss)	$(1,886)	$22,030

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended
	February 28, 2009		Year Ended	Year Ended	Period Ended
	(Unaudited)		August 31, 2008	August 31, 2007	August 31, 2006(1)
Net Asset Value, Beginning of Period	$9.68		$9.46	$10.07	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.07	0.17	0.12
Net realized and unrealized
loss on investments	(1.03)		0.64	(0.21)	(0.01)
Total from Investment Operations	(1.04)		0.71	(0.04)	0.11

Less distributions paid:
From net investment income	(0.07)		(0.16)	(0.11)	(0.02)
From net realized gain on investments	(0.22)		(0.33)	(0.46)	(0.02)
Total distributions paid	(0.29)		(0.49)	(0.57)	(0.04)
Net Asset Value, End of Period	$8.35		$9.68	$9.46	$10.07
Total Return(2)	(10.64)%		7.95%	(0.47)%	1.05%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$2,551		$2,733	$2,362	$2,190
Ratio of expenses to average net assets:
Before waiver and
expense reimbursement(3)	8.07	%(4)	8.91%	8.88%	10.36	%(4)
After waiver and
expense reimbursement(3)	2.07	%(4)	2.18%	2.45%	2.12	%(4)
Ratio of net investment
income (loss) to average net assets:
Before waiver and
expense reimbursement(5)	(6.26	)%(4)	(5.90)%	(4.64)%	(6.55	)%(4)
After waiver and
expense reimbursement(5)	(0.26	)%(4)	0.83%	1.79%	1.69	%(4)
Portfolio turnover rate(2)	122.23%		249.85%	301.09%	364.47%
________

(1)	The Fund commenced operations on September 30, 2005.
(2)	Not annualized for periods less than one year.
(3)
The ratio of expenses to average net assets includes dividends on short positions and interest expense. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions and interest expense were 7.99% and 1.99%, 8.72% and 1.99%, 8.42% and 1.99%, and 10.23% and 1.99%, for the periods ended February 28, 2009, August 31, 2008, August 31, 2007 and August 31, 2006, respectively.

(4)	Annualized.
(5)	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund
Notes to Financial Statements
February 28, 2009
(Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Akros Absolute Return Fund (the “Fund”) represents a distinct series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund became effective and commenced operations on September 30, 2005. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Akros Capital, LLC (the “Advisor”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded. Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day. Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day. When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures approved by the Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees regularly evaluates whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s Valuation Committee.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Fund adopted SFAS No. 157 on September 1, 2008. Adoption of SFAS No. 157 had no material impact on the Fund’s financial statements.

FAS 157 – Summary of Fair Value Exposure at February 28, 2009

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Akros Absolute Return Fund
Notes to Financial Statements (Continued)
February 28, 2009
(Unaudited)

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3—Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of February 28, 2009, in valuing the Fund’s investments carried at fair value:

Description	Level 1	Level 2	Level 3	Total
Investments in Securities	$2,197,366	$355,757	—	$2,553,123
Other Financial Instruments*	$3,805	—	—	$3,805

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, options, and securities held short which are valued at the unrealized appreciation/depreciation on the instrument.

(b)	Restricted Securities

The following investments, the sale of which are restricted, have been valued under the Fair Value Pricing procedures adopted by the Board of Trustees, after considering certain pertinent factors. These factors include but are not limited to pending transactions (such as an initial public offering and recent purchases or sales of the security or other securities of the issuer), cost at the date of purchase, liquidity of the market, and interest rates. No actively quoted market price exists for these investments. The aggregate market value of restricted securities and warrants is $318,579 which constitutes 12.48% of net assets of the Fund. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

Security	Shares	Price per Share	Acquisition Date	Cost	Market Value
Bauer Private Equity III Fund, LLC
(Alien Technology) Common Stock(1)	46,623	$0.5440	January 6, 2006	$99,750	$25,363
Bauer Private Equity IV Fund, LLC
(Alien Technology) Common Stock(2)	10,318	$0.5440	October 25, 2006	$10,318	$ 5,613
Bauer Private Equity V Fund, LLC
(Alien Technology) Common Stock(3)	10,000	$1.0000	July 7, 2008	$10,000	$10,000
Advanced Equities Investment XXXII,
LLC (RMI Corporation)(4)	40,000	$1.8790	July 5, 2006	$59,400	$75,160
Advanced Equities Investment I,
LLC (Force 10 Network)(5)	46,253	$1.0810	December 13, 2006	$50,000	$50,000
Advanced Equities Triangle
Acquisition I, LLC (Motricity Inc.)(6)	44,084	$1.0208	November 5, 2007	$45,000	$45,000
FibroGen, Inc.(7)	15,000	$6.5000	November 5, 2007	$67,350	$97,500
TableMAX Holdings, LLC(8)	13,911	$0.3418	October 26, 2007	$24,344	$ 4,755
Alien Technology Warrants	2,579	$0.0879	October 25, 2006	$ —	$ 227
Alien Technology Warrants 2	5,000	$0.9905	July 7, 2008	$ —	$ 4,952
TableMAX Holdings Warrants	6,956	$0.0013	September 15, 2008	$ —	$ 9
________

(1)	Bauer Private Equity III, LLC is invested solely in Alien Technology Series 2 convertible preferred stock.
(2)	Bauer Private Equity IV, LLC is invested solely in Alien Technology Series 2 convertible preferred stock and warrants expiring October 2013 with an exercise price of $1.00.
(3)	Bauer Private Equity V, LLC is invested solely in Alien Technology Series 1 Preferred Stock and Warrants expiring October 2013 with an exercise price of $0.01.
(4)	Advanced Equities Investment XXXII, LLC is invested solely in RMI Corporation Series C convertible preferred stock.

Akros Absolute Return Fund
Notes to Financial Statements (Continued)
February 28, 2009
(Unaudited)

(5)	Advanced Equities Investment I, LLC is invested solely in Force 10 Network Series F convertible preferred stock.
(6)	Advanced Equities Triangle Acquisition II, LLC is invested solely in Motricity Series I convertible preferred stock.
(7)	FibroGen Series E convertible preferred stock.
(8)	TableMAX Holdings, LLC 8% convertible bridge notes.

(c)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short. The Fund’s receivable for proceeds on securities sold short is with one major security dealer. The Fund does not require this broker to maintain collateral in support of the receivable for proceeds on securities sold short.

(g)	Options

The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

Akros Absolute Return Fund
Notes to Financial Statements (Continued)
February 28, 2009
(Unaudited)

The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of the trade.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Transactions in options written during the year ended February 28, 2009 were as follows:

	Call Options	Put Options
	Contracts	Premiums	Contracts	Premiums
Outstanding, beginning of period	13	$2,385	0	$0
Options written	287	53,391	42	17,613
Options terminated in closing transactions	(51)	(7,725)	(3)	(4,305)
Options exercised	(20)	(3,700)	(30)	(11,085)
Options expired	(193)	(40,121)	(9)	(2,223)
Outstanding, end of period	36	$4,230	0	$0

(h)	Futures

The Fund may enter into futures contracts traded on domestic exchanges, including stock index futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time.

(i)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be

Akros Absolute Return Fund
Notes to Financial Statements (Continued)
February 28, 2009
(Unaudited)

priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation. There were no redemption fees charged during the period for the Fund.

(j)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(k)	New Accounting Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended August 31, 2008 and August 31, 2007 were as follows:

	Year Ended	Year Ended
	August 31, 2008	August 31, 2007
Ordinary Income	$123,162	$119,847

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature.

As of August 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$2,674,569
Gross tax unrealized appreciation	122,993
Gross tax unrealized depreciation	(245,636)
Net tax unrealized depreciation	(122,643)
Undistributed ordinary income	84,103
Undistributed long-term capital gain	—
Total distributable earnings	84,103
Other accumulated losses	(8,795)
Total accumulated losses	$(47,335)

The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sale adjustments.

Akros Absolute Return Fund
Notes to Financial Statements (Continued)
February 28, 2009
(Unaudited)

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Undistributed Net Investment Income/(Loss)	4,111
Accumulated Net Realized Gain/(Loss)	(4,152)
Paid In Capital	41

At August 31, 2008, the Fund had a post-October capital loss of $8,795.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund adopted FIN 48 in fiscal 2008. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of August 31, 2008. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in fiscal 2008. At August 31, 2008, the tax years 2005 through 2007 remain open to examination in the Fund’s major tax jurisdictions.

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed in writing to waive its management fee and/or reimburse the Fund’s other expenses through August 31, 2009, and shall continue thereafter at the discretion of the Board of Trustees to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, dividends and interest on short positions, expenses incurred in connection with any merger or reorganization and extraordinary items) do not exceed 1.99% of the Fund’s average daily net assets. For the six months ended February 28, 2009, expenses of $75,379 were reimbursed by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

2009	$ 68,242
2010	$147,992
2011	$166,124
2012	$ 75,379

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares. During the six months ended February 28, 2009, the Fund accrued expenses of $3,143 pursuant to the 12b-1 Plan.

Akros Absolute Return Fund
Notes to Financial Statements (Continued)
February 28, 2009
(Unaudited)

The Trust has also adopted a Shareholder Services Agreement with the Advisor, under which the Advisor and other third parties provide certain services to existing shareholders. The Distributor receives an annual fee of 0.10% of the Fund’s average daily net assets. During the six months ended February 28, 2009, the Fund accrued expenses of $1,257 under this plan.

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. This same Trustee is an interested person of the Distributor as the Fund’s principal underwriter.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Six Months Ended	Year Ended
	February 28, 2009	August 31, 2008
Shares sold	15,762	26,273
Shares issued to holders in reinvestment of distributions	7,439	10,084
Shares redeemed	—	(3,652)
Net increase	23,201	32,705

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended February 28, 2009, were $3,119,842 and $1,980,143 respectively. There were no purchases or sales of U.S. Government securities for the Fund.

Akros Absolute Return Fund
Additional Information
(Unaudited)

Tax Information

The Fund designates 10.44% of its ordinary income distribution for the year ended August 31, 2008, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended August 31, 2008, 9.40% of dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

The Fund designates 66.40% of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c).

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-257-6748 (877-AKROS 4 U).

Independent Trustees

Number of
Portfolios
		Term of		in Fund	Other
	Position(s)	Office and	Principal Occupation(s)	Complex(1)	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Dr. Michael D. Akers	Trustee	Indefinite	Professor and Chair of	1	Independent
615 E. Michigan Street		Term; Since	Accounting (2004–present);		Trustee,
Milwaukee, WI 53202		August 22,	Associate Professor of		USA MUTUALS
Age: 53		2001	Accounting, Marquette		(an open-end
			University (1996–2004).		investment
company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Captain, Midwest Airlines, Inc.	1	Independent
615 E. Michigan Street		Term; Since	(airline company) (1985–		Trustee,
Milwaukee, WI 53202		August 22,	present); Director, Flight		USA MUTUALS
Age: 52		2001	Standards & Training		(an open-end
			(1990–1999).		investment
company with
two portfolios).

Akros Absolute Return Fund
Additional Information (Continued)
(Unaudited)

Interested Trustee and Officers

Number of
Portfolios
		Term of		in Fund	Other
	Position(s)	Office and	Principal Occupation(s)	Complex(1)	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Joseph C. Neuberger(2)	Chairperson,	Indefinite	Executive Vice President,	1	Trustee, Buffalo
615 E. Michigan Street	President	Term; Since	U.S. Bancorp Fund		Funds (an
Milwaukee, WI 53202	and	August 22,	Services, LLC		open-end
Age: 46	Trustee	2001	(1994–present).		investment
company with
ten portfolios);
Trustee,
USA MUTUALS
(an open-end
investment
company with
two portfolios).

John Buckel	Vice	Indefinite	Fund Administration &	N/A	N/A
615 E. Michigan St.	President	Term; Since	Compliance, U.S. Bancorp
Milwaukee, WI 53202	and	January 11,	Fund Services, LLC
Age: 51	Treasurer/	2008	(2004–present);
	Principal		UMB Investment Services
	Accounting		Group (2000–2004).
Officer

Kristin M. Cuene	Chief	Indefinite	Attorney, Compliance Officer,	N/A	N/A
615 E. Michigan Street	Compliance	Term; Since	U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Officer	January 23,	LLC (2008–present); Attorney,
Age: 40+		2009	Investment Management,
Quarles & Brady, LLP
(2007–2008); Student, University
of Pennsylvania (2004-2007).

Rachel A. Spearo	Secretary	Indefinite	Counsel, U.S. Bancorp Fund	N/A	N/A
615 E. Michigan Street		Term; Since	Services, LLC (2004–present).
Milwaukee, WI 53202		November 15,
Age: 29		2005
________

(1)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.

(2)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an affiliated person of Quasar Distributors, LLC, the Fund’s principal underwriter.

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A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in the annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Fund has adopted proxy voting policies and procedures that delegate to Akros Capital, LLC, the Fund’s investment advisor (the “Advisor”), the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 877-257-6748 (877- AKROS 4 U). A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to the Fund’s portfolio securities during the most recent twelve month period ended June 30 are available without charge, upon request, by calling toll free, 877-257-6748 (877-AKROS 4 U), or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operations of the SEC’s Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-SEC-0330 (general SEC number).

Akros Absolute Return Fund

Investment Advisor	Akros Capital, LLC
230 Park Avenue
Suite 453
New York, NY 10169
Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202
Independent Registered Public Accounting Firm	Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202
Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, WI 53202
Custodian	U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive
Suite 302
Milwaukee, WI 53212
Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

 Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2006.

 (2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Trust for Professional Managers___

By (Signature and Title)      /s/ Joseph Neuberger
Joseph Neuberger, President

Date  May 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Joseph Neuberger
Joseph Neuberger, President

Date  May 4, 2009

By (Signature and Title)      /s/ John Buckel
John Buckel, Treasurer

Date  May 4, 2009